UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On November 30, 2015, Great Western Bancorp, Inc. ("Great Western"), the holding company for Great Western Bank, headquartered in Sioux Falls, South Dakota, entered into an Agreement and Plan of Merger (the "Merger Agreement") with HF Financial Corp. ("HF Financial"), the parent company of Home Federal Bank, headquartered in Sioux Falls, South Dakota. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, HF Financial will merge with and into Great Western (the "Merger"), with Great Western being the surviving entity of the Merger. Immediately following the Merger, Home Federal Bank will merge with and into Great Western Bank, with Great Western Bank being the surviving entity of the bank merger.

Subject to the terms of the Merger Agreement, HF Financial's stockholders will have the right to receive for each share of HF Financial common stock, at their election (but subject to proration in the event cash or stock is oversubscribed), either (i) 0.6500 shares of Great Western's common stock, or (ii) $19.50 in cash. The total merger consideration shall be prorated as necessary to ensure that 25% of the total outstanding shares of HF Financial common stock will be exchanged for cash and 75% of the total outstanding shares of HF Financial common stock will be exchanged for shares of Great Western's common stock in the Merger. The aggregate merger consideration equals $34.5 million of cash and 3.45 million shares of Great Western’s common stock. The parties anticipate closing the Merger during the second quarter of calendar 2016.

The Merger Agreement has been unanimously approved by the Boards of Directors of each of Great Western and HF Financial. The closing of the Merger is subject to the required approval of HF Financial’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by Great Western with respect to the stock to be issued in the Merger, and other customary closing conditions.

The Merger Agreement contains customary representations and warranties from both Great Western and HF Financial, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger and, in the case of HF Financial, its obligation, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement and its non-solicitation obligations relating to alternative acquisition proposals.

The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written consent of the parties; (ii) by either party in the event of a breach by the other party of any representation or warranty contained in the Merger Agreement which has not been cured within thirty days, if curable; (iii) by either party in the event that the Merger has not been effected by the close of business on December 31, 2016, subject to certain extensions; (iv) by either party if the requisite HF Financial stockholder approval is not obtained; (v) by Great Western if HF Financial fails to recommend the transaction to its stockholders as agreed; (vi) by HF Financial in the event that a superior offer is received; or (vii) by HF Financial in the event Great Western's stock price declines by more than 20% from its trading values prior to execution of the Merger Agreement and relative to the performance of the SNL Mid Cap US Bank Index. Upon termination of the Merger Agreement by HF Financial to enter into a superior proposal or under certain other circumstances, HF Financial may be required to pay Great Western a termination fee of $5.0 million plus certain of Great Western's expenses up to a maximum of $1.0 million.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Merger, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Great Western or HF Financial, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Great Western, HF Financial, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of HF Financial and a prospectus of Great Western, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Great Western and HF Financial make with the Securities and Exchange Commission ("SEC”).
Concurrent with the execution of the Merger Agreement, each of HF Financial’s directors and named executive officers entered into a Stockholder Voting Agreement with Great Western whereby such individuals have agreed to vote the shares of HF Financial’s common stock, owned of record and beneficially by such individuals (the “Subject Shares”), for approval of the Merger Agreement and not to sell or otherwise dispose of the Subject Shares during the term of the agreement. The foregoing summary of the Stockholder Voting Agreements does not purport to be complete and is subject to and qualified in its entirety by the Form of Stockholder Voting Agreement, which is attached as Exhibit A to the Merger Agreement.

Item 8.01.	Other Events.

On November 30, 2015, Great Western and HF Financial issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, Great Western has posted on the “Investor Relations” page of its website (www.greatwesternbank.com) supplemental information related to the Merger. A copy of the supplemental information is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit. Great Western is not undertaking any obligation to update this supplemental information.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Great Western’s and HF Financial's control.

Statements in this document regarding Great Western, HF Financial and the proposed Merger that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on anticipated financial results, the synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Great Western and HF Financial. In particular, projected financial information for the combined company is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Great Western or HF Financial. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the combined company’s ability to achieve the synergies and value creation contemplated by the proposed transaction; management’s ability to promptly and effectively integrate the businesses of the two companies; the diversion of management time on transaction-related issues; change in national and regional economic conditions; the effects of governmental regulation of the financial services industry; industry consolidation; technological developments and major world news events.

For more discussion of important risk factors that may materially affect Great Western and HF Financial, please see the risk factors contained in Great Western’s Annual Report on Form 10-K for its fiscal year ended September 30, 2014 and HF Financial’s Annual Report on Form 10-K for its fiscal year ended June 30, 2015, both of which are on file with the SEC and available through the SEC’s website at www.sec.gov. You should also read Great Western’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which is on file with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Great Western, HF Financial or the combined company. None of Great Western nor HF Financial assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

No Offer or Solicitation.

This communication is not a solicitation of a proxy from any stockholder of HF Financial. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of any applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Additional Information and Where to Find It.

In connection with the Agreement and Plan of Merger by and between Great Western and HF Financial, Great Western will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a proxy statement of HF Financial and a prospectus of Great Western, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF HF FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT WESTERN, HF FINANCIAL AND THE PROPOSED TRANSACTION. The Registration Statement, including the proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Great Western and HF Financial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Documents filed by Great Western with the SEC, including the Registration Statement, may also be obtained free of charge from Great Western’s website (www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at david.hinderaker@greatwesternbank.com. Documents filed by HF Financial with the SEC may also be obtained free of charge from HF Financial's website (www.homefederal.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF Financial's Investor Relations contact, Pamela F. Russo at prusso@homefederal.com.

Participants in the Merger Solicitation.

Great Western, HF Financial, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HF Financial, in connection with the proposed merger transaction. Information about the directors and executive officers of Great Western is available in Great Western’s definitive proxy statement for its 2015 annual meeting of stockholders as previously filed with the SEC on January 5, 2015, and other documents subsequently filed by Great Western with the SEC. Information about the directors and executive officers of HF Financial, is available in HF Financial’s definitive proxy statement, for its 2015 annual meeting of stockholders as previously filed with the SEC on October 16, 2015. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and including the proxy statement/prospectus, and other relevant documents regarding the transaction filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp.

99.1	Press release dated November 30, 2015 announcing the Merger Agreement with HF Financial Corp.

99.2	Investor Presentation dated December 1, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: November 30, 2015	By: /s/ Peter Chapman
Name: Peter Chapman
Title: Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 30, 2015, by and between Great Western Bancorp, Inc. and HF Financial Corp.

99.1	Press release dated November 30, 2015 announcing the Merger Agreement with HF Financial Corp.

99.2	Investor Presentation dated December 1, 2015.